Exhibit (h)(1)

                                   FORUM FUNDS

                            ADMINISTRATION AGREEMENT


         AGREEMENT made as of the 19th day of June, 1997, as amended December 5, 1997, by and between Forum Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Forum Administrative Services, Limited Liability Company, a Delaware limited liability company with its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Forum").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series and classes; and

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with
Section 6, being herein referred to as a "Fund," and collectively as the "Funds") and the Trust may in the future offer shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes");


         WHEREAS, the Trust desires that Forum perform certain administrative services for each Fund and Class thereof and Forum is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and Forum hereby agree as follows:


         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust hereby appoints Forum, and Forum hereby agrees, to act as administrator of the Trust for the period and on the terms set forth in this Agreement.

         (b) In connection therewith, the Trust has delivered to Forum copies of
(i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"), and (iv) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish Forum with all amendments of or supplements to the foregoing. The Trust shall deliver to Forum a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing Forum and authorizing the execution and delivery of this Agreement.

         SECTION 2.  DUTIES OF FORUM AND THE TRUST

         (a) Subject to the direction and control of the Board, Forum shall manage all aspects of the Trust's operations with respect to the Funds except those that are the responsibility of Forum Advisors, Inc., any other investment adviser or investment subadviser to a Fund or the Funds (collectively, the "Adviser") or any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board.


         (b) With respect to the Trust or each Fund, as applicable, Forum shall:

         (i) at the Trust's expense, provide the Trust with, or arrange for the provision of, the services of persons competent to perform such legal, administrative and clerical functions not otherwise described in this
         Section 2(b) as are necessary to provide effective operation of the Trust;


         (ii) oversee (A) the preparation and maintenance by the Adviser and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as may be required by applicable United States law, of all documents and records relating to the operation of the Trust required to be prepared or maintained by the Trust or its agents pursuant to applicable law;
         (B) the reconciliation of account information and balances among the Adviser and the Trust's custodian, transfer agent, dividend disbursing agent and fund accountant; (C) the transmission of purchase and redemption orders for Shares; (D) the notification to the Adviser of available funds for investment; and (E) the performance of fund accounting, including the calculation of the net asset value of the Shares;


         (iii) oversee the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds;


         (iv) file or oversee the filing of each document required to be filed by the Trust in either written or, if required, electronic format (e.g., electronic data gathering analysis and retrieval system or "EDGAR") with the SEC;

         (v) assist in and oversee the preparation, filing and printing and the periodic updating of the Registration Statement and Prospectuses;

         (vi)   oversee the preparation and filing of the Trust's tax returns;

         (vii) oversee the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;


         (xiii) assist in and oversee the preparation and printing of proxy and information statements and any other communications to shareholders;


         (ix) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;

         (x) assist the Advisers in monitoring Fund holdings for compliance with Prospectus investment restrictions and assist in preparation of periodic compliance reports;

         (xi) prepare, file and maintain the Trust's Organic Documents and minutes of meetings of Trustees, Board committees and shareholders;

         (xii)  with the  cooperation  of the  Trust's  counsel,  Advisers,  the
         officers  of  the  Trust  and  other  relevant  parties,   prepare  and
         disseminate materials for meetings of the Board;

         (xiii) maintain the Trust's existence and good standing under applicable state law;

         (xiv) monitor sales of Shares, ensure that the Shares are properly and duly registered with the SEC and register, or prepare applicable filings with respect to, the Shares with the various state and other securities commissions;

         (xv) oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Trust and other appropriate purposes;

         (xvi) oversee the determination of the amount of and supervise the declaration of dividends and other distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders;

         (xvii) advise the Trust and the Board on matters concerning the Trust and its affairs;


         (xviii) calculate, review and account for Fund expenses and report on Fund expenses on a periodic basis;

         (xix) authorize the payment of Trust expenses and pay, from Trust assets, all bills of the Trust;


         (xx) prepare Fund budgets, pro-forma financial statements, expense and profit/loss projections and fee waiver/expense reimbursement projections on a periodic basis;


         (xxi)    prepare financial statement expense information;

         (xxii) assist the Trust in the selection of other service providers, such as independent accountants, law firms and proxy solicitors; and

         (xxii) perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board; provided, that Forum need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

         (c) Forum shall provide such other services and assistance relating to the affairs of the Trust as the Trust or an Adviser may, from time to time, reasonably request pursuant to mutually acceptable compensation agreements.

         (d) Forum shall maintain records relating to its services, such as journals, ledger accounts and other records, as are required to be maintained under the 1940 Act and Rule 31a-1 thereunder. The books and records pertaining to the Trust that are in possession of Forum shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during Forum's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by Forum to the Trust or the Trust's authorized representatives. In the event the Trust designates a successor that assumes any of Forum's obligations hereunder, Forum shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by Forum under this Agreement.

         (e) Nothing contained herein shall be construed to require Forum to perform any service that could cause Forum to be deemed an investment adviser for purposes of the 1940 Act or the Investment Advisers Act of 1940, as amended, or that could cause a Fund to act in contravention of the Fund's Prospectus or any provision of the 1940 Act. Except as otherwise specifically provided herein, the Trust assumes all responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Trust. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

         (f) In order for Forum to perform the services required by this Section 2, the Trust (i) shall cause all service providers to the Trust to furnish any and all information to Forum, and assist Forum as may be required and (ii) shall ensure that Forum has access to all records and documents maintained by the Trust or any service provider to the Trust.


         SECTION 3.  STANDARD OF CARE AND RELIANCE


         (a) Forum shall be under no duty to take any action except as specifically set forth herein or as may be specifically agreed to by Forum in writing. Forum shall use its best judgment and efforts in rendering the services described in this Agreement. Forum shall not be liable to the Trust or any of the Trust's shareholders for any action or inaction of Forum relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of Forum's duties or obligations under this Agreement or by reason of Forum's reckless disregard of its duties and obligations under this Agreement.

         (b) The Trust agrees to indemnify and hold harmless Forum, its employees, agents, directors, officers and managers and any person who controls Forum within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, ("Forum Indemnitees") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to Forum's actions taken or failures to act with respect to a Fund that are consistent with the standard of care set forth in Section 3(a) or based, if applicable, on good faith reliance upon an item described in Section 3(d)(a "Claim"). The Trust shall not be required to indemnify any Forum Indemnitee if, prior to confessing any Claim against the Forum Indemnitee, Forum or the Forum Indemnitee does not give the Trust written notice of and reasonable opportunity to defend against the claim in its own name or in the name of the Forum Indemnitee.

         (c)  Forum  agrees  to  indemnify  and hold  harmless  the  Trust,  its employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of Forum's actions taken or failures to act with respect to a Fund that are not consistent with the standard of care set forth in Section 3(a). Forum shall not be required to indemnify the Trust if, prior to confessing any Claim against the Trust, the Trust does not give Forum written notice of and reasonable opportunity to defend against the claim in its own name or in the name of the Trust.

         (d) A Forum Indemnitee shall not be liable for any action taken or failure to act in good faith reliance upon:

         (i) the advice of the Trust or of counsel, who may be counsel to the Trust or counsel to Forum, and upon statements of accountants, brokers and other persons reasonably believed in good faith by Forum to be expert in the matters upon which they are consulted;


         (ii) any oral instruction which it receives and which it reasonably believes in good faith was transmitted by the person or persons authorized by the Board to give such oral instruction. Forum shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction;

         (iii) any written instruction or certified copy of any resolution of the Board, and Forum may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by Forum to have been validly executed; or

         (iv) any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed in good faith by Forum to be genuine and to have been signed or presented by the Trust or other proper party or parties;


and no Forum Indemnitee shall be under any duty or obligation to inquire into the validity or invalidity or authority or lack thereof of any statement, oral or written instruction, resolution, signature, request, letter of transmittal, certificate, opinion of counsel, instrument, report, notice, consent, order, or any other document or instrument which Forum reasonably believes in good faith to be genuine.

         (e) Forum shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services (other than to pursue all reasonable claims against the pricing service based on the pricing services' standard contracts entered into by Forum) and errors in information provided by an investment adviser (including prices and pricing formulas and the untimely transmission of trade information), custodian or transfer agent to the Trust.


         SECTION 4.  COMPENSATION AND EXPENSES


         (a) In consideration of the administrative services provided by Forum pursuant to this Agreement, the Trust shall pay Forum, with respect to each Portfolio, the fees set forth in Appendix B hereto. These fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. Any of the legal services identified in Appendix C hereto may be provided to the Trust by personnel of the Legal Department of Forum, subject to satisfaction of the conditions contained in Section 7(c) to the consents and waivers by the Trust and Forum of any general conflict of interest existing as a result of the provision of those services. Forum shall not charge the Trust for providing the legal services identified in Appendix B, except for those matters designated as Special Legal Services, as to which Forum may charge, and, subject to review and approval by the Chairman of the Audit Committee or Trust Counsel, the Trust shall pay, an additional amount as reimbursement of the cost to Forum of providing the Special Legal Services. Reimbursement shall be payable monthly in arrears on the first day of each calendar month for services performed under this Agreement during the prior calendar month. Nothing in this Agreement shall require Forum to provide any of the services listed in Appendix C, and each of those services may be performed by an outside vendor if appropriate in the judgment of Forum or the Trust.

         If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to Forum such compensation as shall be payable prior to the effective date of termination.

         (b) Notwithstanding anything in this Agreement to the contrary, Forum and its affiliated persons may receive compensation or reimbursement from the Trust with respect to (i) the provision of services on behalf of the Funds in accordance with any Plan or Service Plan, (ii) the provision of shareholder support or other services, (iii) service as a trustee or officer of the Trust and (iv) services to the Trust, which may include the types of services described in this Agreement, with respect to the creation of any Fund and the start-up of the Fund's operations.

         (c) The Trust shall be responsible for and assumes the obligation for payment of all of its expenses, including: (a) the fee payable under this Agreement; (b) the fees payable to each Adviser under an agreement between the Adviser and the Trust; (c) expenses of issue, repurchase and redemption of Shares; (d) interest charges, taxes and brokerage fees and commissions; (e) premiums of insurance for the Trust, its trustees and officers and fidelity bond premiums; (f) fees, interest charges and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (g) fees of pricing, interest, dividend, credit and other reporting services; (h) costs of membership in trade associations; (i) telecommunications expenses; (j) funds transmission expenses;
(k) auditing, legal and compliance expenses; (l) costs of forming the Trust and maintaining its existence; (m) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (n) expenses of meetings of shareholders and proxy solicitations therefor; (o) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (p) costs of reproduction, stationery, supplies and postage; (q) fees and expenses of the Trust's trustees; (r) compensation of the Trust's officers and employees and costs of other personnel (who may be employees of the Adviser, Forum or their respective affiliated persons) performing services for the Trust; (s) costs of Board, Board committee, shareholder and other corporate meetings; (t) SEC registration fees and related expenses; (u) state, territory or foreign securities laws registration fees and related expenses; and (v) all fees and expenses paid by the Trust in accordance with any Plan or Service Plan or agreement related to similar manners.

         (d) Should the Trust exercise its right to terminate this Agreement, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket expenses and employee time (at 150% of salary) associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.


         SECTION 5.  EFFECTIVENESS, DURATION, TERMINATION AND ASSIGNMENT


         (a) This Agreement shall become effective with respect to each Fund on the date on which the Trust's Registration Statement relating to the Shares of the Fund becomes effective. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

         (b) This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust).


         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust. The obligations of Sections 3 and 4 shall survive any termination of this Agreement.

         (d) This Agreement and the rights and duties under this Agreement otherwise shall not be assignable by either Forum or the Trust except by the specific written consent of the other party. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         SECTION 6.  ADDITIONAL FUNDS AND CLASSES


         In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. Forum or the Trust may elect not to make any such series or classes subject to this Agreement.

         SECTION 7. CONFIDENTIALITY. Forum agrees to treat all records and other information related to the Trust as proprietary information of the Trust and, on behalf of itself and its employees, to keep confidential all such information, except that Forum may

         (a) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

         (b) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

         (c) without limiting the generality of the Sections 7(a) and (b), the Trust acknowledges that certain legal services may be provided to it by lawyers who are employed by Forum or its affiliates and who render services to Forum and its affiliates. A lawyer who provides such services to the Trust, and any lawyer who supervises such lawyer, although employed generally by Forum or its affiliates, will have a direct professional attorney-client relationship with the Trust. Those services for which such a direct relationship will exist are listed in Appendix C hereto. Provided (i) Forum agrees with any attorney performing legal services for the Trust to not direct the professional judgment of the attorney in performing those legal services and (ii) the attorney agrees to disclose to the Chairman of the Audit Committee or to Trust counsel any circumstance in which a legal service the attorney proposes to provide relates to a matter in which the Trust and Forum or the Trust and any other investment company to which the attorney is providing legal services have divergent legal or economic interests, each of Forum and the Trust hereby consents to the simultaneous representation by the attorney of both Forum and the Trust and waives any general conflict of interest existing in such simultaneous representation, and the Trust agrees that, in the event the attorney ceases to represent the Trust, whether at the request of the Trust or otherwise, the attorney may continue thereafter to represent Forum, and the Trust expressly consents to such continued representation.

         SECTION 8.  FORCE MAJEURE


         Forum shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. In addition, to the extent Forum's obligations hereunder are to oversee or monitor the activities of third parties, Forum shall not be liable for any failure or delay in the performance of Forum's duties caused, directly or indirectly, by the failure or delay of such third parties in performing their respective duties or cooperating reasonably and in a timely manner with Forum.


         SECTION 9.  ACTIVITIES OF FORUM


         (a) Except to the extent necessary to perform Forum's obligations under this Agreement, nothing herein shall be deemed to limit or restrict Forum's right, or the right of any of Forum's managers, officers or employees who also may be a trustee, officer or employee of the Trust, or persons who are otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.


         (b) Forum may subcontract any or all of its responsibilities pursuant to this Agreement to one or more corporations, trusts, firms, individuals or associations, which may be affiliated persons of Forum, who agree to comply with the terms of this Agreement; provided, that any such subcontracting shall not relieve Forum of its responsibilities hereunder. Forum may pay those persons for their services, but no such payment will increase Forum's compensation from the Trust.

         (c) Without limiting the generality of the Sections 9(a) and (b), the trust acknowledges that certain legal services may be rendered to it by lawyers who are employed by Forum or its affiliates and who render services to Forum and its affiliates. A lawyer who renders such services to the Trust, and any lawyer who supervises such lawyer, although employed generally by Forum or its affiliates, will have a direct professional attorney/client relationship with the Trust. Those services for which such a direct relationship will exist are listed in Appendix C hereto. Each of Forum and the Trust hereby consents to the simultaneous representation by such lawyers of both Forum and the Trust, and waives any conflict of interest existing in such simultaneous representation. Furthermore, the Trust agrees that, in the event such lawyer ceases to represent the Trust, whether at the request of the Trust or otherwise, the lawyer may continue thereafter to represent Forum, and the Trust expressly consents to such continued representation.

         SECTION 10.  COOPERATION WITH INDEPENDENT ACCOUNTANTS


         Forum shall cooperate, if applicable, with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.


         SECTION 11.  SERVICE DAYS


         Nothing contained in this Agreement is intended to or shall require Forum, in any capacity under this Agreement, to perform any functions or duties on any day other than a business day of the Trust or of a Fund. Functions or duties normally scheduled to be performed on any day which is not a business day of the Trust or of a Fund shall be performed on, and as of, the next business day, unless otherwise required by law.


         SECTION 12.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY


         The trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and Forum agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which Forum's rights or claims relate in settlement of such rights or claims, and not to the trustees of the Trust or the shareholders of the Funds.


         SECTION 13.  MISCELLANEOUS


         (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (b) Except for Appendix A to add new Funds and Classes in accordance with Section 6, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

         (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (i) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.


         (j) No affiliated person, employee, agent, director, officer or manager of Forum shall be liable at law or in equity for Forum's obligations under this Agreement.

         (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities," "interested person," and "affiliated person" shall have the meanings ascribed thereto in the 1940 Act.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.


                                       FORUM FUNDS

                                       By:
                                       Mark D. Kaplan
                                       Vice President, Assistant Treasurer
                                       and Assistant Secretary


                                       FORUM ADMINISTRATIVE SERVICES, LIMITED
                                       LIABILITY COMPANY


                                       By: Forum Advisors, Inc., as Manager


                                       By:
                                       John Y. Keffer
                                       President

                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX A
                         FUNDS AND CLASSES OF THE TRUST
                                NOVEMBER 14, 2000

                            Austin Global Equity Fund
                           BrownIA Equity Growth Fund
                          BrownIA Small-Cap Growth Fund
                           BrownIA Maryland Bond Fund
                                Equity Index Fund
                               Investors Bond Fund
                              Investors Equity Fund
                              Investors Growth Fund
                         Investors High Grade Bond Fund
                            Maine TaxSaver Bond Fund
                         Mastrapasqua Growth Value Fund
                        New Hampshire TaxSaver Bond Fund
                              Payson Balanced Fund
                                Payson Value Fund
                            Polaris Global Value Fund
                               TaxSaver Bond Fund
                                The Advocacy Fund

                                INVESTOR SHARES:
                     Daily Assets Treasury Obligations Fund
                          Daily Assets Government Fund
                    Daily Assets Government Obligations Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                              INSTITUTIONAL SHARES:
                     Daily Assets Treasury Obligations Fund
                          Daily Assets Government Fund
                    Daily Assets Government Obligations Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                          INSTITUTIONAL SERVICE SHARES:
                     Daily Assets Treasury Obligations Fund
                          Daily Assets Government Fund
                    Daily Assets Government Obligations Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT


                                   APPENDIX B
                                FEES AND EXPENSES
                                NOVEMBER 14, 2000


(I)      ADMINISTRATIVE SERVICE FEES

-------------------------------------------------------------------------- -------------------------------------------
                                                                                Fee as a % of the Annual Average

                                  Fund                                           Daily Net Assets of Each Fund

-------------------------------------------------------------------------- -------------------------------------------

Investors Bond Fund                                                                          0.20%
Investors High Grade Bond Fund
TaxSaver Bond Fund
Maine TaxSaver Bond Fund
New Hampshire TaxSaver Bond Fund
Payson Balanced Fund
Payson Value Fund
Equity Index Fund
Investors Equity Fund
Investors Growth Fund

-------------------------------------------------------------------------- -------------------------------------------



(II)     OTHER SERVICES


                            Service Provided                                                  Fee


Preparation and filing of a document with the SEC in electronic format           $200 plus (i) $5/text page and
                                                                                     (ii) $15/tabular page

Legal services                                                               Approximate cost to Forum as agreed to
                                                                                       from time to time

Legal Opinions for Section 24 Filings                                                        $1,000







                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES

                                NOVEMBER 14, 2000


(I)      ADMINISTRATIVE SERVICE FEES


-------------------------------------------------------------------------- -------------------------------------------

                                                                                Fee as a % of the Annual Average
                                  Fund                                           Daily Net Assets of Each Fund

-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------

Austin Global Equity Fund                                                                    0.25%

-------------------------------------------------------------------------- -------------------------------------------



(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Preparation and filing of a document with the SEC in electronic format           $200 plus (i) $5/text page and
                                                                                     (ii) $15/tabular page

Legal services                                                               Approximate cost to Forum as agreed to
                                                                                       from time to time

Legal Opinions for Section 24 Filings                                                        $1,000







                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES


                                NOVEMBER 14, 2000


(I)      ADMINISTRATIVE SERVICE FEES


-------------------------------------------------------------------------- -------------------------------------------

                                                                                Fee as a % of the Annual Average
                                  Fund                                     Daily Net Assets of Each Class of the Fund

-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------

Daily Assets Government Fund                                                                 0.05%
Daily Assets Cash Fund
Daily Assets Government Obligations Fund
Daily Assets Municipal Fund
Daily Assets Treasury Obligations Fund

-------------------------------------------------------------------------- -------------------------------------------



(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Preparation and filing of a document with the SEC in electronic format           $200 plus (i) $5/text page and
                                                                                     (ii) $15/tabular page

Legal services                                                               Approximate cost to Forum as agreed to
                                                                                       from time to time

Legal Opinions for Section 24 Filings                                                        $1,000







                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES

                                NOVEMBER 14, 2000


(I)      ADMINISTRATIVE SERVICE FEES


-------------------------------------------------------------------------- -------------------------------------------

                                                                                Fee as a % of the Annual Average
                                  Fund                                           Daily Net Assets of Each Fund

-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------

Polaris Global Value Fund                                                       0.10% of the first $150 million,
                                                                                    0.05% over $150 million

                                                                                     $40,000 annual minimum
-------------------------------------------------------------------------- -------------------------------------------



(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Preparation and filing of a document with the SEC in electronic format           $200 plus (i) $5/text page and
                                                                                     (ii) $15/tabular page

Legal services                                                               Approximate cost to Forum as agreed to
                                                                                       from time to time

Legal Opinions for Section 24 Filings                                                        $1,000






                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES


                                NOVEMBER 14, 2000


(I)      ADMINISTRATIVE SERVICE FEES


-------------------------------------------------------------------------- -------------------------------------------

                                                                                Fee as a % of the Annual Average
                                  Fund                                           Daily Net Assets of Each Fund

-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------

BrownIA Small-Cap Growth Fund                                                   0.10% of the first $100 million, 0.075%
BrownIA Equity Growth Fund                                                              of the remaining assets
BrownIA Maryland Bond Fund

                                                                                 (subject to a $40,000 minimum)
-------------------------------------------------------------------------- -------------------------------------------



(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Special Legal services                                                       Approximate cost to Forum as agreed to
                                                                                       from time to time








                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES

                               NOVEMBER 14, 2000

(I)      ADMINISTRATIVE SERVICE FEES

-------------------------------------------------------------------------- -------------------------------------------
                                                                                Fee as a % of the Annual Average
                                  Fund                                           Daily Net Assets of Each Fund
-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------
Mastrapasqua                                                               Growth  Value Fund 0.15% of the first $100
                                                                           million; 0.10% thereafter (subject to a
                                                                           $25,000 annual minimum fee)


-------------------------------------------------------------------------- -------------------------------------------


(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Special Legal services                                                       Approximate cost to Forum as agreed to
                                                                                       from time to time







                                   FORUM FUNDS
                            ADMINISTRATION AGREEMENT

                                   APPENDIX B
                                FEES AND EXPENSES

                               NOVEMBER 14, 2000

(I)      ADMINISTRATIVE SERVICE FEES

-------------------------------------------------------------------------- -------------------------------------------
                                                                                Fee as a % of the Annual Average
                                  Fund                                           Daily Net Assets of Each Fund
-------------------------------------------------------------------------- -------------------------------------------
-------------------------------------------------------------------------- -------------------------------------------
The Advocacy Fund                                                          0.05% of the first $ billion
                                                                           (subject to a $25,000 annual minimum fee)

-------------------------------------------------------------------------- -------------------------------------------


(II)     OTHER SERVICES

                            Service Provided                                                  Fee

Special Legal services                                                       Approximate cost to Forum as agreed to
                                                                                       from time to time

                                                                  Exhibit (h)(2)
                                   FORUM FUNDS
                            FUND ACCOUNTING AGREEMENT

         AGREEMENT made as of the 19th day of June, 1997, as amended December 5, 1997, by and between Forum Funds, a Delaware business trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Forum Accounting Services, Limited Liability Company, a Delaware limited liability company with its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Forum").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series and classes; and

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with
Section 6, being herein referred to as a "Fund," and collectively as the "Funds") and the Trust may in the future offer shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes");

         WHEREAS, the Trust desires that Forum perform certain fund accounting services for each Fund and Class thereof and Forum is willing to provide those services on the terms and conditions set forth in this Agreement;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and Forum hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) The Trust hereby appoints Forum, and Forum hereby agrees, to act as fund accountant of the Trust for the period and on the terms set forth in this Agreement.

         (b) In connection therewith, the Trust has delivered to Forum copies of
(i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus") and
(iv) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish

Forum with all amendments of or supplements to the foregoing. The Trust shall deliver to Forum a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing Forum and authorizing the execution and delivery of this Agreement.

         SECTION 2.  DUTIES OF FORUM

         (a) Forum and the Trust's administrator, Forum Administrative Services, LLC, (the "Administrator"), may from time to time adopt such procedures as they agree upon to implement the terms of this Section. With respect to each Fund, Forum shall perform the following services:

         (i) calculate the net asset value per share with the frequency prescribed in each Fund's then-current Prospectus;

         (ii) calculate each item of income, expense, deduction, credit, gain and loss, if any, as required by the Trust and in conformance with generally accepted accounting practice ("GAAP"), the SEC's Regulation S-X (or any successor regulation) and the Internal Revenue Code of 1986, as amended (or any successor laws)(the "Code");

         (iii) maintain each Fund's general ledger and record all income, expenses, capital share activity and security transactions of each Fund;

         (iv) calculate the yield, effective yield, tax equivalent yield and total return for each Fund, and each Class thereof, as applicable, and such other measure of performance as may be agreed upon between the parties hereto;

         (v) provide the Trust and such other persons as the Administrator may direct with the following reports (A) a current security position report, (B) a summary report of transactions and pending maturities (including the principal, cost, and accrued interest on each portfolio security in maturity date order), and (C) a current cash position and projection report;

         (vi) prepare and record, as of each time when the net asset value of a Fund is calculated or as otherwise directed by the Trust, either (A) a valuation of the assets of the Fund (unless otherwise specified in or in accordance with this Agreement, based upon the use of outside services normally used and contracted for this purpose by Forum in the case of securities for which information and market price or yield quotations are readily available and based upon evaluations conducted in accordance with the Trust's instructions in the case of all other assets) or (B) a calculation confirming that the market value of the Fund's assets does not deviate from the amortized cost value of those assets by more than a specified percentage;

         (vii) make such adjustments over such periods as Forum deems necessary to reflect over-accruals or under-accruals of estimated expenses or income;

         (viii) request any necessary information from the Administrator and the Trust's transfer agent and distributor in order to prepare, and prepare, the Trust's Form N-SAR;

         (ix) provide appropriate records to assist the Trust's independent accountants and, upon approval of the Trust or the Administrator, any regulatory body in any requested review of the Trust's books and records maintained by Forum;

         (x) prepare semi-annual financial statements and oversee the production of the semi-annual financial statements and any related report to the Trust's shareholders prepared by the Trust or its investment advisers;

         (xi) file the Funds' semi-annual financial statements with the SEC or ensure that the Funds' semi-annual financial statements are filed with the SEC;

         (xii) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies;

         (xiii) provide the Trust or Administrator with the data requested by the Administrator that is required to update the Trust's registration statement;

         (xiv) provide the Trust or independent accountants with all information requested with respect to the preparation of the Trust's income, excise and other tax returns;

         (xv) prepare or prepare, execute and file all Federal income and excise tax returns and state income and other tax returns, including any extensions or amendments, each as agreed between the Trust and Forum;

         (xvi) produce quarterly compliance reports for investment advisers to the Trust and the Board and provide information to the Administrator, investment advisers to the Trust and other appropriate persons with respect to questions of Fund compliance;

         (xvii) determine the amount of distributions to shareholders as necessary to, among other things, maintain the qualification of each Fund as a regulated investment company under the Code, and prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders;

         (xviii) transmit to and receive from each Fund's transfer agent appropriate data to on a daily basis and daily reconcile Shares outstanding and other data with the transfer agent;

         (xiv) periodically reconcile all appropriate data with each Fund's custodian;

         (xv) verify investment trade tickets when received from an investment adviser and maintain individual ledgers and historical tax lots for each security; and

         (xvi) perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board; provided, that Forum need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

         (b) Forum shall prepare and maintain on behalf of the Trust the following books and records of each Fund, and each Class thereof, pursuant to Rule 31a-1 under the 1940 Act (the "Rule"):

         (i) Journals containing an itemized daily record in detail of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits, as required by subsection (b)(1) of the Rule;

         (ii) Journals and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, as required by subsection (b)(2) of the Rule (but not including the ledgers required by subsection (b)(2)(iv);

         (iii) A record of each brokerage order given by or on behalf of the Trust for, or in connection with, the purchase or sale of securities, and all other portfolio purchases or sales, as required by subsections
         (b)(5) and (b)(6) of the Rule;

         (iv) A record of all options, if any, in which the Trust has any direct or indirect interest or which the Trust has granted or guaranteed and a record of any contractual commitments to purchase, sell, receive or deliver any property as required by subsection (b)(7) of the Rule;

         (v) A monthly trial balance of all ledger accounts (except shareholder accounts) as required by subsection (b)(8) of the Rule; and

         (vi) Other records required by the Rule or any successor rule or pursuant to interpretations thereof to be kept by open-end management investment companies, but limited to those provisions of the Rule applicable to portfolio transactions and as agreed upon between the parties hereto.

         (c) The books and records maintained pursuant to Section 2(b) shall be prepared and maintained in such form, for such periods and in such locations as may be required by the 1940 Act. The books and records pertaining to the Trust that are in possession of Forum shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during Forum's normal business hours. Upon the reasonable request of the Trust or the Administrator, copies of any such books and records shall be provided promptly by Forum to the Trust or the Trust's authorized representatives at the Trust's expense. In the event the Trust designates a successor that shall assume any of Forum's obligations hereunder, Forum shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by Forum under this Agreement.

         (d) In case of any requests or demands for the inspection of the records of the Trust maintained by Forum, Forum will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. Forum shall abide by the Trust's instructions for granting or denying the inspection; provided, however, that Forum may grant the inspection without instructions if Forum is advised by counsel to Forum that failure to do so will result in liability to Forum.

         SECTION 3.  STANDARD OF CARE; RELIANCE

         (a) Forum shall be under no duty to take any action except as specifically set forth herein or as may be specifically agreed to by Forum in writing. Forum shall use its best judgment and efforts in rendering the services described in this Agreement. Forum shall not be liable to the Trust or any of the Trust's shareholders for any action or inaction of Forum relating to any event whatsoever in the absence of bad faith, willful misfeasance or gross negligence in the performance of Forum's duties or obligations under this Agreement or by reason of Forum's reckless disregard of its duties and obligations under this Agreement.

         (b) The Trust agrees to indemnify and hold harmless Forum, its employees, agents, directors, officers and managers and any person who controls Forum within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, ("Forum Indemnitees") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to Forum's actions taken or failures to act with respect to a Fund that are consistent with the standard of care set forth in Section 3(a) or based, if applicable, on good faith reliance upon an item described in Section 3(c)(a "Claim"). The Trust shall not be required to indemnify any Forum Indemnitee if, prior to confessing any Claim against the Forum Indemnitee, Forum or the Forum Indemnitee does not give the Trust written notice of and reasonable opportunity to defend against the claim in its own name or in the name of the Forum Indemnitee.

         (c) A Forum Indemnitee shall not be liable for any action taken or failure to act in good faith reliance upon:

         (i) the advice of the Trust or of counsel, who may be counsel to the Trust or counsel to Forum;

         (ii) any oral instruction which it receives and which it reasonably believes in good faith was transmitted by the person or persons authorized by the Board to give such oral instruction (Forum shall have no duty or obligation to make any inquiry or effort of certification of such oral instruction.);

         (iii) any written instruction or certified copy of any resolution of the Board, and Forum may rely upon the genuineness of any such document or copy thereof reasonably believed in good faith by Forum to have been validly executed; or

         (iv) any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other document reasonably believed in good faith by Forum to be genuine and to have been signed or presented by the Trust or other proper party or parties;

and no Forum Indemnitee shall be under any duty or obligation to inquire into the validity or invalidity or authority or lack thereof of any statement, oral or written instruction, resolution, signature, request, letter of transmittal, certificate, opinion of counsel, instrument, report, notice, consent, order, or any other document or instrument which Forum reasonably believes in good faith to be genuine.

         (d) Forum shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services (other than to pursue all reasonable claims against the pricing service based on the pricing services' standard contracts entered into by Forum) and errors in information provided by an investment adviser (including prices and pricing formulas and the untimely transmission of trade information), custodian or transfer agent to the Trust.

         (e) With respect to Funds which do not value their assets in accordance with Rule 2a-7 under the 1940 Act, notwithstanding anything to the contrary in this Agreement, Forum shall not be liable to the Trust or any shareholder of the Trust for (i) any loss to the Trust if an NAV Difference for which Forum would otherwise be liable under this Agreement is less than or equal to 0.001 (1/10 of 1%) or (ii) any loss to a shareholder of the Trust if the NAV Difference for which Forum would otherwise be liable under this Agreement is less than or equal to 0.005 (1/2 of 1%) or if the loss in the shareholder's account with the Trust is less than or equal to $10. Any loss for which Forum is determined to be liable hereunder shall be reduced by the amount of gain which inures to shareholders, whether to be collected by the Trust or not.

         (f) For purposes of this Agreement, (i) the NAV Difference shall mean the difference between the NAV at which a shareholder purchase or redemption should have been effected ("Recalculated NAV") and the NAV at which the purchase or redemption is effected, divided by the Recalculated NAV, (ii) NAV Differences and any Forum liability therefrom are to be calculated each time a Fund's (or class's) NAV is calculated,

(iii) in calculating any NAV Difference for which Forum would otherwise be liable under this Agreement for a particular NAV error, Fund losses and gains shall be netted and (iv) in calculating any NAV Difference for which Forum would otherwise be liable under this Agreement for a particular NAV error that continues for a period covering more than one NAV determination, Fund losses and gains for the period shall be netted.

         (g) Nothing contained herein shall be construed to require Forum to perform any service that could cause Forum to be deemed an investment adviser for purposes of the 1940 Act or the Investment Advisers Act of 1940, as amended, or that could cause a Portfolio to act in contravention of a Portfolio's Offering Document or any provision of the 1940 Act. Except as otherwise specifically provided herein, the Trust assumes all responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Trust. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

         SECTION 4.  COMPENSATION AND EXPENSES

         (a) In consideration of the services provided by Forum pursuant to this Agreement, the Trust shall pay Forum, with respect to each Fund, the fees set forth in Clause (i) of Appendix B hereto. In consideration of the services provided by Forum to begin the operations of a new Fund, the Trust shall pay Forum, with respect to each Fund, the fees set forth in clause (ii) of Appendix B hereto. In consideration of additional services provided by Forum to perform certain functions, the Trust shall pay Forum, with respect to each Fund the fees set forth in clause (iii) of Appendix B hereto. Nothing in this Agreement shall require Forum to perform any of the services listed in Section 2(a)(xiv) and clause (iii) of Appendix B hereto, as such services may be performed by the Fund's independent accountant if appropriate.

         All fees payable hereunder shall be accrued daily by the Trust. The fees payable for the services listed in clauses (i) and (iii) of Appendix B hereto shall be payable monthly in advance on the first day of each calendar month for services to be performed during the following calendar month. The fees payable for the services listed in clause (ii) and for all reimbursements as described in Section 4(b) shall be payable monthly in arrears on the first day of each calendar month (the first day of the calendar month after the Fund commences operations in the case of the fees listed in clause (ii) of Appendix B hereto) for services performed during the prior calendar month. If fees payable for the services listed in clause (i) begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to Forum such compensation as shall be payable prior to the effective date of termination.

         (b) In connection with the services provided by Forum pursuant to this Agreement, the Trust, on behalf of each Fund, agrees to reimburse Forum for the expenses set forth in Clause (iv) of Appendix B hereto. In addition, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all expenses and employee time (at 150% of salary) attributable to any review of the Trust's accounts and records by the Trust's independent accountants or any regulatory body outside of routine and normal periodic reviews. Should the Trust exercise its right to terminate this Agreement, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket expenses and employee time (at 150% of salary) associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.

         (d) Forum may, with respect to questions of law relating to its services hereunder, apply to and obtain the advice and opinion of counsel to the Trust or counsel to Forum. The costs of any such advice or opinion shall be borne by the Trust.

         SECTION 5.  EFFECTIVENESS, DURATION, TERMINATION AND ASSIGNMENT

         (a) This Agreement shall become effective with respect to each Fund or Class on the later of the date on which the Trust's Registration Statement relating to the Shares of the Fund or Class becomes effective or the date of the commencement of operations of the Fund or Class. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

         (b) This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust).

         (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust. The obligations of Sections 3 and 4 shall survive any termination of this Agreement.

         (d) This Agreement and the rights and duties under this Agreement otherwise shall not be assignable by either Forum or the Trust except by the specific written consent of the other party. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         SECTION 6.  ADDITIONAL FUNDS AND CLASSES

         In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. Forum or the Trust may elect not to make any such series or classes subject to this Agreement.

         SECTION 7. CONFIDENTIALITY. Forum agrees to treat all records and other information related to the Trust as proprietary information of the Trust and, on behalf of itself and its employees, to keep confidential all such information, except that Forum may

         (a) prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

         (b) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information regarding investment companies; and

         (c) release such other information as approved in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Forum may be exposed to civil or criminal contempt proceedings for failure to release the information, when requested to divulge such information by duly constituted authorities or when so requested by the Trust.

         SECTION 8.  FORCE MAJEURE

         Forum shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply. In addition, to the extent Forum's obligations hereunder are to oversee or monitor the activities of third parties, Forum shall not be liable for any failure or delay in the performance of Forum's duties caused, directly or indirectly, by the failure or delay of such third parties in performing their respective duties or cooperating reasonably and in a timely manner with Forum.

         SECTION 9.  ACTIVITIES OF FORUM

         (a) Except to the extent necessary to perform Forum's obligations under this Agreement, nothing herein shall be deemed to limit or restrict Forum's right, or the right of any of Forum's managers, officers or employees who also may be a trustee, officer or employee of the Trust, or persons who are otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

         (b) Forum may subcontract any or all of its responsibilities pursuant to this Agreement to one or more corporations, trusts, firms, individuals or associations, which may be affiliated persons of Forum, who agree to comply with the terms of this Agreement; provided, that any such subcontracting shall not relieve Forum of its responsibilities hereunder. Forum may pay those persons for their services, but no such payment will increase Forum's compensation from the Trust.

         SECTION 10.  COOPERATION WITH INDEPENDENT ACCOUNTANTS

         Forum shall cooperate, if applicable, with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         SECTION 11.  SERVICE DAYS

         Nothing contained in this Agreement is intended to or shall require Forum, in any capacity under this Agreement, to perform any functions or duties on any day other than a business day of the Trust or of a Fund. Functions or duties normally scheduled to be performed on any day which is not a business day of the Trust or of a Fund shall be performed on, and as of, the next business day, unless otherwise required by law.

         SECTION 12.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and Forum agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which Forum's rights or claims relate in settlement of such rights or claims, and not to the trustees of the Trust or the shareholders of the Funds.

         SECTION 13.  MISCELLANEOUS

         (a) Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (b) Except for Appendix A to add new Funds and Classes in accordance with Section 6, no provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

         (c) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (e) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (g) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (h) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (i) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         (j) No affiliated person, employee, agent, director, officer or manager of Forum shall be liable at law or in equity for Forum's obligations under this Agreement.

         (k) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         (l)  The  terms  "vote  of  a  majority  of  the   outstanding   voting
securities," "interested person" and "affiliated person" shall have the meanings ascribed thereto in the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                           FORUM FUNDS

                                           By:
                                           Mark D. Kaplan

                                           Vice President, Assistant Treasurer
                                           and Assistant Secretary

                                           FORUM ACCOUNTING SERVICES, LIMITED
                                           LIABILITY COMPANY
                                           By: Forum Advisors, Inc., as Manager

                                           By:
                                           John Y. Keffer
                                           President

                                   FORUM FUNDS
                            FUND ACCOUNTING AGREEMENT

                                   APPENDIX A
                         FUNDS AND CLASSES OF THE TRUST

                             AS OF NOVEMBER 14, 2000


                            Austin Global Equity Fund

                           BrownIA Equity Growth Fund
                          BrownIA Small-Cap Growth Fund
                           BrownIA Maryland Bond Fund

                                Equity Index Fund
                               Investors Bond Fund
                              Investors Equity Fund
                              Investors Growth Fund
                         Investors High Grade Bond Fund
                            Maine TaxSaver Bond Fund
                         Mastrapasqua Growth Value Fund
                        New Hampshire TaxSaver Bond Fund
                              Payson Balanced Fund
                                Payson Value Fund
                            Polaris Global Value Fund
                               TaxSaver Bond Fund
                                The Advocacy Fund

                                INVESTOR SHARES:
                     Daily Assets Treasury Obligations Fund
                    Daily Assets Government Obligations Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                              INSTITUTIONAL SHARES:
                     Daily Assets Treasury Obligations Fund
                    Daily Assets Government Obligations Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                          INSTITUTIONAL SERVICE SHARES:
                     Daily Assets Treasury Obligations Fund
                    Daily Assets Government Obligations Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                                   FORUM FUNDS

                            FUND ACCOUNTING AGREEMENT

                                   APPENDIX B

                                FEES AND EXPENSES

(I)      BASE FEE

         Standard Fee

                  Fee per Fund...................................................................      $3,000/month
                  Fee for each additional Class of the Fund above one............................      $1,000/month

         Plus additional surcharges for each of:

                  (i)      Portfolios with asset levels exceeding $100 million...................        $500/month
                           Portfolios with asset levels exceeding $250 million...................       $1000/month
                           Portfolios with asset levels exceeding $500 million...................      $1,500/month
                           Portfolios with asset levels exceeding $1,000 million.................      $2,000/month
                  (ii)     Portfolios requiring international custody............................      $1,000/month
                  (iii)    Portfolios with more than 30 international positions .................      $1,000/month
                  (iv)     Tax free money market Funds...........................................      $1,000/month
                  (v)      Portfolios with more than 25% of net assets invested in
                           asset backed securities...............................................      $1,000/month
                           Portfolios with more than 50% of net assets invested in
                           asset backed securities...............................................      $2,000/month
                  (vii)    Portfolios with more than 100 security positions......................      $1,000/month
                  (viii)   Portfolios with a monthly portfolio turnover rate of 10%
                           or greater............................................................      $1,000/month

         Standard Fee per Feeder  Gateway  Fund (a Fund  operating  pursuant  to
           Section 12(d)(1)(E) of the 1940 Act)

                  Standard Fee per Fund..........................................................      $1,000/month
                  Standard Fee per Fund that invests in more than one security...................      $2,000/month
                  Fee for each additional Class of a Fund above one..............................      $1,000/month
                  Additional surcharges do not apply

         Standard Fee per Fund of Funds Gateway Fund (a Fund operating pursuant to Section 12(d)(1)(H) of the 1940 Act or a similar structure)

                  Standard Fee per Fund..........................................................      $2,000/month
                  Fee for each additional Class of a Fund above one..............................      $1,000/month
                  Plus additional surcharges as described above if the Fund invests in securities other than investment companies (calculated as if the securities were the Fund's only assets)

         Note 1: Surcharges are determined based upon the total assets, security positions or other factors as of the end of the prior month and on the portfolio turnover rate for the prior month. Portfolio turnover rate shall have the meaning ascribed thereto in SEC Form N-1A.

         Note 2: The rates set forth above shall remain fixed through December 31, 1997. On January 1, 1998, and on each successive January 1, the rates may be adjusted automatically by Forum without action of the Trust to reflect changes in the Consumer Price Index for the preceding calendar year, as published by the U.S. Department of Labor, Bureau of Labor Statistics. Forum shall notify the Trust each year of the new rates, if applicable.


         Note 3: Accounting Fees for BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and BrownIA MAryland Bond Fund are the same as above except for the following:

         Standard Fee per Fund......................................................$3,000/month

         Surcharge for Fund with asset levels exceeding $250 million................$1,000/month
         Surcharge  for Fund  with  assets  levels  exceeding  $500  million........$1,500/month
         Surcharge for a Fund with more than 50% of its net assets
          invested in asset backed securities.......................................$2,000/month

(II)     START-UP FEE

         Fund Start-Up Fee .........................................................$2,000

(III)    OTHER SERVICES (payable in equal installments monthly)

         1998 Fiscal Years (1997 Excise Tax for March and May Year Ends)

         Preparation of tax returns: (i) state income, (ii) Federal income and (iii) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                          $1,800/fiscal period/Fund
                  Money Funds (Feeder Gateway Fund)                               $1,200/fiscal period/Fund
                  Other Funds (Standard)                                          $2,200/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                               $2,200/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                        $2,200/fiscal period/Fund
         Preparation of tax returns: (i) state income and (ii) Federal income; and preparation, execution and filing of tax returns:
         (i) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                          $2,400/fiscal period/Fund
                  Money Funds (Feeder Gateway Fund)                               $1,800/fiscal period/Fund
                  Other Funds (Standard)                                          $2,900/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                               $2,900/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                        $2,900/fiscal period/Fund
         Preparation, execution and filing of of tax returns: (i) state income,
         (ii) Federal income and (iii) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                          $3,000/fiscal period/Fund

                  Money Funds (Feeder Gateway Fund)                               $2,000/fiscal period/Fund
                  Other Funds (Standard)                                          $4,500/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                               $4,000/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                        $4,000/fiscal period/Fund

         1999 Fiscal Years (1998 Excise Tax for March and May Year Ends)

         Preparation of tax returns: (i) state income, (ii) Federal income and (iii) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                           $1,750/fiscal period/Fund
                  Money Funds (Feeder Gateway Fund)                                $1,250/fiscal period/Fund
                  Other Funds (Standard)                                           $2,200/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                                $2,200/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                         $2,200/fiscal period/Fund
         Preparation of tax returns: (i) state income and (ii) Federal income; and preparation, execution and filing of tax returns:
         (i) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                           $2,400/fiscal period/Fund
                  Money Funds (Feeder Gateway Fund)                                $1,900/fiscal period/Fund
                  Other Funds (Standard)                                           $2,900/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                                $2,900/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                         $2,900/fiscal period/Fund
         Preparation, execution and filing of of tax returns: (i) state income,
         (ii) Federal income and (iii) Federal excise, including extensions and amendments
                  Money Funds (Standard)                                           $3,000/fiscal period/Fund
                  Money Funds (Feeder Gateway Fund)                                $2,250/fiscal period/Fund
                  Other Funds (Standard)                                           $4,600/fiscal period/Fund
                  Other Funds (Feeder Gateway Fund)                                $4,000/fiscal period/Fund
                  Other Funds (Fund of Funds Gateway Fund)                         $4,000/fiscal period/Fund

(IV)     OUT-OF-POCKET AND RELATED EXPENSES

         The Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket and ancillary expenses in providing the services described in this Agreement, including but not limited to the cost of (or appropriate share of the cost of): (i) pricing, paydown, corporate action, credit and other reporting services, (ii) taxes, (iii) postage and delivery services, (iv) telephone services, (v) electronic or facsimile transmission services, (vi) reproduction, (vii) printing and distributing financial statements, (xiii) microfilm and microfiche and
         (ix) Trust record storage and retention fees. In addition, any other expenses incurred by Forum at the request or with the consent of the Trust, will be reimbursed by the Trust on behalf of the applicable Fund.

                                                                  Exhibit (h)(3)
                                   FORUM FUNDS

                     TRANSFER AGENCY AND SERVICES AGREEMENT

         AGREEMENT made as of the 19 day of May, 1998, by and between Forum Funds, a Delaware Business Trust, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 (the "Trust"), and Forum Shareholder Services, LLC, a corporation organized under the laws of the State of Delaware its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Forum").

         WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and is authorized to divide those series into separate classes; and

         WHEREAS, the Trust offers shares in various series as listed in Appendix A hereto (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with
Section 13, being herein referred to as a "Fund," and collectively as the "Funds") and the Trust offers shares of various classes of each Fund as listed in Appendix A hereto (each such class together with all other classes subsequently established by the Trust in a Fund being herein referred to as a "Class," and collectively as the "Classes"); and

         WHEREAS, the Trust on behalf of the Funds desires to appoint Forum as its transfer agent and dividend disbursing agent and Forum desires to accept such appointment;

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and Forum hereby agree as follows:

         SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

         (a) Appointment. The Trust, on behalf of the Funds, hereby appoints Forum to act as, and Forum agrees to act as, (i) transfer agent for the authorized and issued shares of beneficial interest of the Trust representing interests in each of the respective Funds and Classes thereof ("Shares"), (ii) dividend disbursing agent and (iii) agent in connection with any accumulation, open-account or similar plans provided to the registered owners of shares of any of the Funds ("Shareholders") and set out in the currently effective prospectuses and statements of additional information (collectively "prospectus") of the applicable Fund, including, without limitation, any periodic investment plan or periodic withdrawal program.

      (b) Document Delivery. The Trust has delivered to Forum copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the

Securities Act of 1933, as amended (the "Securities Act"), or the Investment Company Act of 1940, as amended ("1940 Act")(the "Registration Statement"),
(iii) the Trust's current Prospectus and Statement of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), (iv) each current plan of distribution or similar document adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document adopted by the Trust ("Service Plan"), and (v) all procedures adopted by the Trust with respect to the Funds (i.e., repurchase agreement procedures), and shall promptly furnish Forum with all amendments of or supplements to the foregoing. The Trust shall deliver to Forum a certified copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing Forum and authorizing the execution and delivery of this Agreement.

      SECTION 2.  DUTIES OF FORUM

      (a)Services. Forum agrees that in accordance with procedures established from time to time by agreement between the Trust on behalf of each of the Funds, as applicable, and Forum, Forum will perform the following services:

      (i)provide the services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program) that are customary for open-end management investment companies including: (A) maintaining all
         Shareholder accounts, (B) preparing Shareholder meeting lists, (C) mailing proxies to Shareholders, (D) mailing Shareholder reports and prospectuses to current Shareholders, (E) withholding taxes on U.S. resident and non-resident alien accounts, (F) preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required by federal authorities with respect to distributions for Shareholders, (G) preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, (H) preparing and mailing activity statements for Shareholders, and (I) providing Shareholder account information;

         (ii) receive for acceptance orders for the purchase of Shares and promptly deliver payment and appropriate documentation therefor to the custodian of the applicable Fund (the "Custodian") or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

         (iii) pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

         (iv) receive for acceptance redemption requests and deliver the appropriate documentation therefor to the Custodian or, in the case of Fund's operating in a master-feeder or fund of funds structure, to the transfer agent or interestholder recordkeeper for the master portfolios in which the Fund invests;

         (v) as and when it receives monies paid to it by the Custodian with respect to any redemption, pay the redemption proceeds as required by the prospectus pursuant to which the redeemed Shares were offered and as instructed by the redeeming Shareholders;

         (vi) effect transfers of Shares upon receipt of appropriate instructions from Shareholders;

         (vii) prepare and transmit to Shareholders (or credit the appropriate Shareholder accounts) payments for all distributions declared by the Trust with respect to Shares;

         (viii) issue share certificates and replacement share certificates for those share certificates alleged to have been lost, stolen, or destroyed upon receipt by Forum of indemnification satisfactory to Forum and protecting Forum and the Trust and, at the option of Forum, issue replacement certificates in place of mutilated share certificates upon presentation thereof without requiring indemnification;

         (ix) receive from Shareholders or debit Shareholder accounts for sales commissions, including contingent deferred, deferred and other sales charges, and service fees (i.e., wire redemption charges) and prepare and transmit payments to underwriters, selected dealers and others for commissions and service fees received;

         (x) track shareholder accounts by financial intermediary source and otherwise as requested by the Trust and provide periodic reporting to the Trust or its administrator or other agent;

         (xi) maintain records of account for and provide reports and statements to the Trust and Shareholders as to the foregoing;

         (xii) record the issuance of Shares of the Trust and maintain pursuant to Rule 17Ad-10(e) under the Securities Exchange Act of 1934, as amended ("1934 Act") a record of the total number of Shares of the Trust, each Fund and each Class thereof, that are authorized, based upon data provided to it by the Trust, and are issued and outstanding and provide the Trust on a regular basis a report of the total number of Shares that are authorized and the total number of Shares that are issued and outstanding; and

         (xiii) provide a system which will enable the Trust to calculate the total number of Shares of each Fund and Class thereof sold in each State.

         (b) Other Services. Forum shall provide the following additional services on behalf of the Trust and such other services agreed to in writing by the Trust and Forum:

         (i) monitor and make appropriate filings with respect to the escheatment laws of the various states and territories of the United States; and

         (ii) receive and tabulate proxy  votes/oversee  the activities of proxy
         solicitation   firms  and   coordinate  the  tabulation  of  proxy  and
         shareholder meeting votes.

         (c) Blue Sky Matters. The Trust or its administrator or other agent (i) shall identify to Forum in writing those transactions and assets to be treated as exempt from reporting for each state and territory of the United States and for each foreign jurisdiction (collectively "States") and (ii) shall monitor the sales activity with respect to Shareholders domiciled or resident in each State. The responsibility of Forum for the Trust's State registration status is solely limited to the reporting of transactions to the Trust, and Forum shall have no obligation, when recording the issuance of Shares, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Trust or its administrator or other agent.

         (d) Safekeeping. Forum shall establish and maintain facilities and procedures reasonably acceptable to the Trust for the safekeeping, control, preparation and use of share certificates, check forms, and facsimile signature imprinting devices. Forum shall establish and maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of all records maintained by Forum pursuant to this Agreement.

         (e) Cooperation With Accountants. Forum shall cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

         (f) Responsibility for Compliance With Law. Except with respect to Forum's duties as set forth in this Section 2 and except as otherwise specifically provided herein, the Trust assumes all responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Trust. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

         SECTION 3. RECORDKEEPING

         (a) Predecessor Records. Prior to the commencement of Forum's responsibilities under this Agreement, if applicable, the Trust shall deliver or cause to be delivered over to Forum (i) an accurate list of Shareholders of the Trust, showing each Shareholder's address of record, number of Shares owned and whether such Shares are represented by outstanding share certificates and (ii) all Shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by Forum under this Agreement (collectively referred to as the "Materials"). The Trust shall on behalf of each applicable Fund or Class indemnify and hold Forum harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any error, omission, inaccuracy or other deficiency of the Materials, or out of the failure of the Trust to provide any portion of the Materials or to provide any information in the Trust's possession or control reasonably needed by Forum to perform the services described in this Agreement.

         (b) Recordkeeping. Forum shall keep records relating to the services to be performed under this Agreement, in the form and manner as it may deem advisable and as required by applicable law. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, Forum agrees that all such records prepared or maintained by Forum relating to the services to be performed by Forum under this Agreement are the property of the Trust and will be preserved, maintained and made available in accordance with Section 31 of the 1940 Act and the rules thereunder, and will be surrendered promptly to the Trust on and in accordance with the Trust's request. The Trust and the Trust's authorized representatives shall have access to Forum's records relating to the services to be performed under this Agreement at all times during Forum's normal business hours. Upon the reasonable request of the Trust, copies of any such records shall be provided promptly by Forum to the Trust or the Trust's authorized representatives.

         (c) Confidentiality of Records. Forum and the Trust agree that all books, records, information, and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

         (d) Inspection of Records by Others. In case of any requests or demands for the inspection of the Shareholder records of the Trust, Forum will endeavor to notify the Trust and to secure instructions from an authorized officer of the Trust as to such inspection. Forum shall abide by the Trust's instructions for granting or denying the inspection; provided, however, that Forum may grant the inspection without instructions if Forum is advised by counsel to Forum that failure to do so will result in liability to Forum.

         SECTION 4.  ISSUANCE AND TRANSFER OF SHARES

         (a) Issuance of Shares. Forum shall make original issues of Shares of each Fund and Class thereof in accordance with the Trust's then current prospectus only upon receipt of (i) instructions requesting the issuance, (ii) a certified copy of a resolution of the Board authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such Shares, and (iv) an opinion of the Trust's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Trust of an appropriate notice with the SEC, as required by
Section 24 of the 1940 Act or the rules thereunder.  If the opinion described in
(iv) above is  contingent
upon a filing under Section 24 of the 1940 Act, the Trust shall indemnify Forum for any liability arising from the failure of the Trust to comply with that section or the rules thereunder.

         (b) Transfer of Shares. Transfers of Shares of each Fund and Class thereof shall be registered on the Shareholder records maintained by Forum. In registering transfers of Shares, Forum may rely upon the Uniform Commercial Code as in effect in the State of Delaware or any other statutes that, in the opinion of Forum's counsel, protect Forum and the Trust from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry or (iv) refusing registration whenever an adverse claim requires such refusal. As Transfer Agent, Forum will be responsible for delivery to the transferor and transferee of such documentation as is required by the Uniform Commercial Code.

         SECTION 5.  SHARE CERTIFICATES

         (a) Certificates. The Trust shall furnish to Forum a supply of blank share certificates of each Fund and Class thereof and, from time to time, will renew such supply upon Forum's request. Blank share certificates shall be signed manually or by facsimile signatures of officers of the Trust authorized to sign by the Organic Documents of the Trust and, if required by the Organic Documents, shall bear the Trust's seal or a facsimile thereof. Unless otherwise directed by the Trust, Forum may issue or register Share certificates reflecting the manual or facsimile signature of an officer who has died, resigned or been removed by the Trust.

         (b) Endorsement; Transportation. New Share certificates shall be issued by Forum upon surrender of outstanding Share certificates in the form deemed by Forum to be properly endorsed for transfer and satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. Forum shall forward Share certificates in "non-negotiable" form by first-class or registered mail, or by whatever means Forum deems equally reliable and expeditious. Forum shall not mail Share certificates in "negotiable" form unless requested in writing by the Trust and fully indemnified by the Trust to Forum's satisfaction.

         (c) Non-Issuance of Certificates. In the event that the Trust informs Forum that any Fund or Class thereof does not issue share certificates, Forum shall not issue any such share certificates and the provisions of this Agreement relating to share certificates shall not be applicable with respect to those Funds or Classes thereof.

         SECTION 6.  SHARE PURCHASES; ELIGIBILITY TO RECEIVE DISTRIBUTIONS

         (a) Purchase Orders. Shares shall be issued in accordance with the terms of a Fund's or Class' prospectus after Forum or its agent receives either:

         (i) (A) an instruction directing investment in a Fund or Class, (B) a check (other than a third party check) or a wire or other electronic payment in the amount designated in the instruction and (C), in the case of an initial purchase, a completed account application; or

         (ii) the information required for purchases pursuant to a selected dealer agreement, processing organization agreement, or a similar contract with a financial intermediary.

         (b) Distribution Eligibility. Shares issued in a Fund after receipt of a completed purchase order shall be eligible to receive distributions of the Fund at the time specified in the prospectus pursuant to which the Shares are offered.

         (c) Determination of Federal Funds. Shareholder payments shall be considered Federal Funds no later than on the day indicated below unless other times are noted in the prospectus of the applicable Class or Fund:

         (i)  for a wire received, at the time of the receipt of the wire;

         (ii) for a check drawn on a member bank of the Federal Reserve System, on the second Fund Business Day following receipt of the check; and

         (iv) for a check drawn on an institution that is not a member of the Federal Reserve System, at such time as Forum is credited with Federal Funds with respect to that check.

         SECTION 7.  FEES AND EXPENSES

         (a) Fees. For the services provided by Forum pursuant to this Agreement, the Trust, on behalf of each Fund, agrees to pay Forum the fees set forth in Clauses (i) and (ii) of Appendix B hereto. Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date of commencement of operations of the Fund. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to Forum such compensation as shall be payable prior to the effective date of termination.

         (b) Expenses. In connection with the services provided by Forum pursuant to this Agreement, the Trust, on behalf of each Fund, agrees to reimburse Forum for the expenses set forth in Appendix B hereto. In addition, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all expenses and employee time (at 150% of salary) attributable to any review of the Trust's accounts and records by the Trust's independent accountants or any regulatory body outside of routine and normal periodic reviews. Should the Trust exercise its right to terminate this Agreement, the Trust, on behalf of the applicable Fund, shall reimburse Forum for all out-of-pocket expenses and employee time (at 150% of salary) associated with the copying and movement of records and material to any successor person and providing assistance to any successor person in the establishment of the accounts and records necessary to carry out the successor's responsibilities.

         (c) Payment. All fees and reimbursements are payable in arrears on a monthly basis and the Trust, on behalf of the applicable Fund, agrees to pay all fees and reimbursable expenses within five (5) business days following receipt` of the respective billing notice.

         SECTION 8.  REPRESENTATIONS AND WARRANTIES

         (a) Representations and Warranties of Forum. Forum represents and warrants to the Trust that:

         (i) It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

         (ii) It is duly qualified to carry on its business in the State of Maine.

         (iii) It is empowered under applicable laws and by its Article of Incorporation and Bylaws to enter into this Agreement and perform its duties under this Agreement.

         (iv) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement.

         (v) It has access to the necessary facilities, equipment, and personnel to perform its duties and obligations under this Agreement.

         (vi) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of Forum, enforceable against Forum in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         (vii) It is registered as a transfer agent under Section 17A of the 1934 Act.

         (b) Representations and Warranties of the Trust. The Trust represents and warrants to Forum that:

         (i) It is a business trust duly organized and existing and in good standing under the laws of Delaware.

         (ii) It is empowered under applicable laws and by its Organic Documents to enter into this Agreement and perform its duties under this Agreement.

         (iii) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement and perform its duties under this Agreement.

         (iv) It is an open-end management investment company registered under the 1940 Act.

         (v) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         (vi) A registration statement under the Securities Act is currently effective and will remain effective, and appropriate State securities law filings have been made and will continue to be made, with respect to all Shares of the Funds and Classes of the Trust being offered for sale.

         SECTION 9.  PROPRIETARY INFORMATION

         (a) Proprietary Information of Forum. The Trust acknowledges that the databases, computer programs, screen formats, report formats, interactive design techniques, and documentation manuals maintained by Forum on databases under the control and ownership of Forum or a third party constitute copyrighted, trade secret, or other proprietary information (collectively, "Proprietary Information") of substantial value to Forum or the third party. The Trust agrees to treat all Proprietary Information as proprietary to Forum and further agrees that it shall not divulge any Proprietary Information to any person or organization except as may be provided under this Agreement.

         (b) Proprietary Information of the Trust. Forum acknowledges that the Shareholder list and all information related to Shareholders furnished to Forum by the Trust or by a Shareholder in connection with this Agreement (collectively, "Customer Data") constitute proprietary information of substantial value to the Trust. In no event shall Proprietary Information be deemed Customer Data. Forum agrees to treat all Customer Data as proprietary to the Trust and further agrees that it shall not divulge any Customer Data to any person or organization except as may be provided under this Agreement or as may be directed by the Trust.

         SECTION 10.  INDEMNIFICATION

         (a) Indemnification of Forum. Forum shall not be responsible for, and the Trust shall on behalf of each applicable Fund or Class thereof indemnify and hold Forum harmless from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to:

         (i) all actions of Forum or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct;

         (ii) the Trust's lack of good faith or the Trust's gross negligence or willful misconduct;

         (iii) the reliance on or use by Forum or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust, including but not limited to any previous transfer agent or registrar;

         (iv) the reasonable reliance on, or the carrying out by Forum or its agents or subcontractors of, any instructions or requests of the Trust on behalf of the applicable Fund; and

         (v) the offer or sale of Shares in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any State that such Shares be registered in such State or in violation of any stop order or other determination or ruling by any federal agency or any State with respect to the offer or sale of such Shares in such State.

         (b) Indemnification of Trust. Forum shall indemnify and hold the Trust and each Fund or Class thereof harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributed to any action or failure or omission to act by Forum as a result of Forum's lack of good faith, gross negligence or willful misconduct with respect to the services performed under or in connection with this Agreement.

         (c) Reliance. At any time Forum may apply to any officer of the Trust for instructions, and may consult with legal counsel to the Trust or to Forum with respect to any matter arising in connection with the services to be performed by Forum under this Agreement, and Forum and its agents or subcontractors shall not be liable and shall be indemnified by the Trust on behalf of the applicable Fund for any action taken or omitted by it in reasonable reliance upon such instructions or upon the advice of such counsel. Forum, its agents and subcontractors shall be protected and indemnified in acting upon (i) any paper or document furnished by or on behalf of the Trust, reasonably believed by Forum to be genuine and to have been signed by the proper person or persons, (ii) any instruction, information, data, records or documents provided Forum or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Trust, and (iii) any authorization, instruction, approval, item or set of data, or information of any kind transmitted to Forum in person or by telephone, vocal telegram or other electronic means, reasonably believed by Forum to be genuine and to have been given by the proper person or persons. Forum shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust. Forum, its agents and subcontractors shall also be protected and indemnified in recognizing share certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Trust, and the proper countersignature of any former transfer agent or former registrar or of a co-transfer agent or co-registrar of the Trust.

         (d) Reliance on Electronic Instructions. If the Trust has the ability to originate electronic instructions to Forum in order to (i) effect the transfer or movement of cash or Shares or (ii) transmit Shareholder information or other information, then in such event Forum shall be entitled to rely on the validity and authenticity of such instruction without undertaking any further inquiry as long as such instruction is undertaken in conformity with security procedures established by Forum from time to time.

         (e) Use of Fund/SERV and Networking. The Trust has authorized or in the future may authorize Forum to act as a "Mutual Fund Services Member" for the Trust or various Funds. Fund/SERV and Networking are services sponsored by the National Securities Clearing Corporation ("NSCC") and as used herein have the meanings as set forth in the then current edition of NSCC Rules and Procedures published by NSCC or such other similar publication as may exist from time to time. The Trust shall indemnify and hold Forum harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising directly or indirectly out of or attributed to any action or failure or omission to act by NSCC.

         (f) Notification of Claims. In order that the indemnification provisions contained in this Section shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim or to defend against said claim in its own name or in the name of the other party. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

         SECTION 11.  EFFECTIVENESS, DURATION AND TERMINATION

         (a) Effectiveness. This Agreement shall become effective with respect to each Fund or Class on December 1, 1997. Upon effectiveness of this Agreement, it shall supersede all previous agreements between the parties hereto covering the subject matter hereof insofar as such Agreement may have been deemed to relate to the Funds.

         (b) Duration. This Agreement shall continue in effect with respect to a Fund until terminated; provided, that continuance is specifically approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by a vote of a majority of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust).

         (c) Termination. This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty (i) by the Board on 60 days' written notice to Forum or (ii) by Forum on 60 days' written notice to the Trust. Any termination shall be effective as of the date specified in the notice. Upon notice of termination of this Agreement by either party, Forum shall promptly transfer to the successor transfer agent the original or copies of all books and records maintained by Forum under this Agreement including, in the case of records maintained on computer systems, copies of such records in machine-readable form, and shall cooperate with, and provide reasonable assistance to, the successor transfer agent in the establishment of the books and records necessary to carry out the successor transfer agent's responsibilities.

         (d) Survival. The obligations of Sections 7, 9 and 10 shall survive any termination of this Agreement.

         SECTION 12. ADDITIONAL FUNDS AND CLASSES. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of Shares or classes of Shares, as the case may be, shall become Funds and Classes under this Agreement. Forum or the Trust may elect not to make and such series or classes subject to this Agreement.

         SECTION 13. ASSIGNMENT. Except as otherwise provided in this Agreement, neither this Agreement nor any rights or obligations under this Agreement may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns. Forum may, without further consent on the part of the Trust, subcontract for the performance hereof with any entity, including affiliated persons of Forum; provided however, that Forum shall be as fully responsible to the Trust for the acts and omissions of any subcontractor as Forum is for its own acts and omissions.

         SECTION 14. FORCE MAJEURE. Forum shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails or any transportation medium, communication system or power supply.

         SECTION 15. LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS, OFFICERS, EMPLOYEES AND AGENTS. The trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and Forum agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which Forum's rights or claims relate in settlement of such rights or claims, and not to the trustees of the Trust or the shareholders of the Funds.

         SECTION 16. TAXES. Forum shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Trust or any Shareholder or any purchase of Shares, excluding taxes assessed against Forum for compensation received by it under this Agreement.

         SECTION 17. MISCELLANEOUS

         (a) No Consequential Damages. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

         (b) Amendments. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto.

         (c) Choice of Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

         (d) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

         (e) Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) Severability. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         (g) Headings. Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

         (h)  Notices.  Notices,   requests,   instructions  and  communications
received by the parties at their respective principal addresses, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (i) Business Days. Nothing contained in this Agreement is intended to or shall require Forum, in any capacity hereunder, to perform any functions or duties on any day other than a Fund Business Day. Functions or duties normally scheduled to be performed on any day which is not a Fund Business Day shall be performed on, and as of, the next Fund Business Day, unless otherwise required by law.

         (j) Distinction of Funds. Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

         (k) Nonliability of Affiliates. No affiliated person (as that term is defined in the 1940 Act), employee, agent, director, officer or manager of Forum shall be liable at law or in equity for Forum's obligations under this Agreement.

         (l) Representation of Signatories. Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

                                       FORUM FUNDS

                                       By:
                                                John Y. Keffer, President

                                       FORUM SHAREHOLDER SERVICES, LLC

                                       By:
                                                David I. Goldstein, Secretary

                                   FORUM FUNDS
                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                   APPENDIX A
                                FUNDS AND CLASSES
                              AS OF NOVEMBER 14, 2000

                            Austin Global Value Fund
                           BrownIA Growth Equity Fund
                          BrownIA Small-Cap Growth Fund
                           BrownIA Maryland Bond Fund
                                Equity Index Fund
                               Investors Bond Fund
                              Investors Equity Fund
                              Investors Growth Fund
                         Investors High Grade Bond Fund
                            Maine TaxSaver Bond Fund
                         Mastrapasqua Growth Value Fund
                        New Hampshire TaxSaver Bond Fund
                              Payson Balanced Fund
                                Payson Value Fund
                            Polaris Global Value Fund
                               Taxsaver Bond Fund
                                The Advocacy Fund

                                INVESTOR SHARES:
                     Daily Assets Treasury Obligations Fund
                          Daily Assets Government Fund
                    Daily Assets Government Obligations Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                              INSTITUTIONAL SHARES:
                     Daily Assets Treasury Obligations Fund
                    Daily Assets Government Obligations Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

                                   FORUM FUNDS
                            TRANSFER AGENCY AGREEMENT

                             APPENDIX A (CONTINUED)
                         FUNDS AND CLASSES OF THE TRUST
                                NOVEMBER 14, 2000

                          INSTITUTIONAL SERVICE SHARES:
                     Daily Assets Treasury Obligations Fund
                    Daily Assets Government Obligations Fund
                          Daily Assets Government Fund
                             Daily Assets Cash Fund
                           Daily Assets Municipal Fund

As approved and amended by the Board of Trustees of Forum Funds on November 14, 2000.

                                                FORUM FUNDS

                                                By:  _______________________
                                                John Y. Keffer, President

                                                FORUM SHAREHOLDER SERVICES, LLC

                                                By:  _______________________

                                                David I. Goldstein, Secretary

                                   FORUM FUNDS
                            TRANSFER AGENCY AGREEMENT

                                   APPENDIX B

I.       FEES

                                                              Transfer Agency Fee as % of the
Average
Fund                                                          Daily Net Assets of the Fund

-------------------------------------------------------------------------------------------------------------

TaxSaver Bond Fund

Maine TaxSaver Bond Fund                                      0.25% per year plus $12,000 per year and
New Hampshire TaxSaver Bond Fund                              annual shareholder account fees of $18.00
Investors Bond Fund                                           per shareholder account
Investors High Grade Bond Fund
Investors Growth Fund
Payson Balanced Fund
Payson Value Fund
Investors Equity Fund
Equity Index Fund

INSTITUTIONAL SHARES

Daily Assets Treasury Obligations Fund                        0.05% per year plus $12,000 per year and
Daily Assets Government Fund                                  annual shareholder account fees of $18.00
Daily Assets Government Obligations Fund                      per shareholder account
Daily Assets Cash Fund
Daily Assets Municipal Fund

-------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SERVICE SHARES

Daily Assets Treasury Obligations Fund                        0.10% per year plus $12,000 per year and
Daily Assets Government Fund                                  annual shareholder account fees of $18.00
Daily Assets Government Obligations Fund                      per shareholder account
Daily Assets Cash Fund
Daily Assets Municipal Fund

-------------------------------------------------------------------------------------------------------------

FORUM FUNDS

                            TRANSFER AGENCY AGREEMENT

                                   APPENDIX B

I.       FEES (CONTINUED)

                                                              Transfer Agency Fee as % of the Average

Fund                                                          Daily Net Assets of the Fund

-------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Daily Assets Treasury Obligations Fund
Daily Assets Govenment Fund
Daily Assets Government Obligations Fund
Daily Assets Cash Fund
-------------------------------------------------------------------------------------------------------------
Daily Assets Municipal Fund         0.25% per year plus $12,000 per year and annual shareholder  account fees of $18.00 per shareholder account

-------------------------------------------------------------------------------------------------------------

Austin Global Equity Fund                                     $12,000 per year plus $25 per shareholder account

-------------------------------------------------------------------------------------------------------------

         Polaris Global Value Fund                            $24,000 per year plus annual shareholder account
         fees of $25 per shareholder account

------------------------------------------------------------------------


BrownIA Growth Equity Fund
BrownIA  Small-Cap  Growth Fund
Brown IA Maryland TaxSaver Bond Fund

          $2,000/month  per Fund  (where  there is only one Fund);  $1,500/month
          (where there are two or more related Funds); $1,000/month for each additional Class of a Fund above one; Shareholder account fees of $25 per account per year for open accounts and $5 per account per year for closed accounts.



------------------------------------------------------------------------

         Mastrapasqua Growth Value Fund              $18,000 per year plus annual shareholder account fees
         of $18.00 per shareholder account.

------------------------------------------------------------------------

         The Advocacy Fund                           $24,000 per year plus annual shareholder account fees
         of $24.00 per shareholder account.



 (II)    OUT-OF-POCKET AND RELATED EXPENSES

     The Trust, on behalf of the applicable  Fund, shall reimburse Forum for all out-of-pocket and ancillary expenses in providing the services described in this Agreement, including but not limited to the cost of (or appropriate share of the cost of): (i) statement, confirmation, envelope and stationary stock, (ii) share certificates, (iii) printing of checks and drafts, (iv) postage, (v) telecommunications, (vi) NSCC Mutual Fund Service Member fees and expenses, (vii) outside proxy solicitors and tabulators, (viii) proxy solicitation fees and (ix) microfilm and microfiche. In addition, any other expenses incurred by Forum at the request or with the consent of the Trust, will be reimbursed by the Trust on behalf of the applicable Fund.
         Notwithstanding the foregoing, the Trust shall not be required to reimburse Forum for Forum's out-of-pocket costs relating to banking services (DDA account, wire and ACH, check and draft clearing and lock box fees and charges).


As amended and approved by the Board of Trustees of Forum Funds on November 14, 2000.




                                            FORUM FUNDS

                                            By:      _____________________
                                            John Y. Keffer, President

                                            FORUM SHAREHOLDER SERVICES, LLC

                                            By:      ________________________
                                            David I. Goldstein, Secretary

                                                                  Exhibit (h)(6)

                                   FORUM FUNDS
                            SHAREHOLDER SERVICE PLAN

                                  March 1, 2000


         This Shareholder Services Plan (the "Plan") is adopted by Forum Funds (the "Trust") with respect to the shares of beneficial interest ("Shares") of each fund of the Trust or class thereof identified in Appendix A hereto (each a "Fund," collectively the "Funds").


         SECTION 1.  APPOINTMENT

         In consideration of the services provided by Forum Administrative Services, LLC ("Forum") to the Trust as described herein, the Trust hereby appoints Forum as agent to perform the services for the period and on the terms set forth in this Agreement. Forum accepts such appointment and agrees to furnish the services described herein, in return for the compensation specified in Section 3 of this Agreement. Forum agrees to comply with all relevant provisions of the Investment Company Act of 1940, as amended (the "Act"), and the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder in performing the services described herein.

                  SECTION 2.  SERVICE ACTIVITIES


         Forum shall perform, or arrange for the performance of, certain activities relating to the servicing and maintenance of shareholder accounts not otherwise provided by each Fund's transfer agent ("Shareholder Servicing Activities"). Shareholder Servicing Activities shall include one or more of the following: (a) establishing and maintaining accounts and records for shareholders of a Fund; (b) answering client inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services; (c) providing necessary personnel and facilities to establish and maintain client accounts and records; (d) assisting clients in arranging for processing purchase, exchange and redemption transactions; (e) arranging for the wiring of funds; (f) guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (g) integrating periodic statements with other shareholder transactions; and (h) providing such other related services as the shareholder may request.


         SECTION 3.  COMPENSATION


         As compensation for Forum's Shareholder Servicing Activities, the Trust shall pay Forum, with respect to each Fund, a fee at an annual rate as list in Appendix A (the "Payments"). The Payments shall be accrued daily and paid monthly. A Fund shall not directly or indirectly pay any amounts, whether Payments or otherwise, that exceed any applicable limits imposed by law or the National Association of Securities Dealers, Inc.

         SECTION 4.  SERVICE AGREEMENTS


         Forum is authorized to enter into shareholder service agreements ("Servicing Agreements") with financial institutions or other persons who provide Shareholder Servicing Activities to the Funds ("Service Providers"). Forum may pay any or all amounts of the Payments to the Service Providers for Shareholder Service Activities. To the extent practicable, each such Agreement shall contain a representation by the Service Provider that any compensation payable to the Service Provider in connection with the investment in a Fund of the assets of its customers (i) will be disclosed by the Service Provider to its customers if required by law, (ii) will be authorized by its customers if customer authorization is required, and (iii) will not result in an excessive fee to the Service Provider.


         SECTION 5.  REVIEW AND RECORDS


         (a) Forum shall prepare and furnish to the Board of Trustees of the Trust (the "Board"), and the Board shall review at least quarterly, written reports setting forth all amounts expended under the Plan by Forum and identifying the activities for which the expenditures were made.


         (b) The Trust shall preserve copies of the Plan, each agreement related to the Plan and each report prepared and furnished pursuant to this Section.

         SECTION 6.  EFFECTIVENESS, AMENDMENT AND TERMINATION

         With respect to each Fund:


         (a) This Plan shall become effective on the date indicated in Appendix A and, upon its effectiveness, shall supersede all previous Plans covering the Fund regarding the subject matter hereof.

         (b) Any material amendment to the Plan shall be effective only upon approval of the Board, including a majority of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees").

         (c) The Plan may be terminated without penalty at any time (1) by vote of a majority of the Board and a majority of the Disinterested Trustees or (2) by Forum.

         SECTION 7.  LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

         The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under the Plan, and Forum agrees that, in asserting any rights or claims under this Plan, it shall look only to the assets and property of the Trust or the Fund to which Forum's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

         SECTION 8.  MISCELLANEOUS

         (a) With the exception of Appendix A, no provision of this Plan may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

         (b) No amendment to this Plan or the termination of this Plan with respect to a Fund shall affect this Plan as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

         (c) Neither party to this Plan shall be liable to the other party for consequential damages under any provision of this Plan.

         (d) This Plan shall be governed by, and the provisions of this Plan shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

         (e) This Plan constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

         (f) This Plan may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

         (g) If any part, term or provision of this Plan is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Plan did not contain the particular part, term or provision held to be illegal or invalid. This Plan shall be construed as if drafted jointly by both Forum and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Plan.

         (h) Section headings in this Plan are included for convenience only and are not to be used to construe or interpret this Plan.

         (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

         (j) Notwithstanding any other provision of this Plan, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Plan or otherwise.

         (k) Nothing contained in this Agreement is intended to or shall require Forum, in any capacity hereunder, to perform any functions or duties on any day other than a Fund business day. Functions or duties normally scheduled to be performed on any day which is not a Fund business day shall be performed on, and as of, the next Fund business day, unless otherwise required by law.

         (l) No affiliated person, employee, agent, director, officer or manager of Forum shall be liable at law or in equity for Forum's obligations under this Plan.

         (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

         (l) The terms "vote of a majority of the outstanding voting securities," "interested person," and "affiliated person." shall have the meanings ascribed thereto in the 1940 Act.


         IN WITNESS WHEREOF, the parties have caused this Plan to be executed by their officers designated below as of the day first above written.

                                            FORUM FUNDS

                                            John Y. Keffer, President

                                            FORUM ADMINISTRATIVE SERVICES, LLC

                                            David I. Goldstein, Director

                                   FORUM FUNDS
                            SHAREHOLDER SERVICE PLAN

                                   APPENDIX A

--------------------------------------- ----------------------------- -----------------------------------------------

              FUND/CLASS                    DATE SUBJECT TO PLAN         PAYMENTS (AS A % OF AVERAGE NET ASSETS)

--------------------------------------- ----------------------------- -----------------------------------------------

--------------------------------------- ----------------------------- -----------------------------------------------

BrownIA Small Cap Growth Fund                      March 1, 2000      Up to 0.25% of each Fund;  Any Payments shall
BrownIA Growth Equity Fund                         March 1, 2000      be limited to amounts paid by Forum to
BrownIA Maryland Growth Fund                     November 14, 2000    Service Providers with respect to each Fund.

--------------------------------------- ----------------------------- -----------------------------------------------